SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 SCHEDULE 13E-3

                        Rule 13e-3 Transaction Statement
        (Pursuant to Section 13(e) of the Securities Exchange Act of 1934
                           and Rule 13e-3 thereunder)

                    Swift Energy Income Partners 1989-B, Ltd.
                              (Name of the Issuer)

                              Swift Energy Company
                      (Name of Person(s) Filing Statement)

                            Limited Partnership Units
                         (Title of Class of Securities)

                      (CUSIP Number of Class of Securities)

                              Mr. Bruce H. Vincent
                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                                 (281) 874-2700
                                  -------------
       (Name, Address and Telephone Number of Person Authorized to Receive
        Notices and Communications on Behalf of Persons Filing Statement)

                                    Copy to:
                             Donald W. Brodsky, Esq.
                               Karen Bryant, Esq.
                               Jenkens & Gilchrist
                           A Professional Corporation
                           1100 Louisiana, Suite 1800
                              Houston, Texas 77002
                                 (713) 951-3300
                              ---------------------
     This statement is filed in connection with (check the appropriate box):

[ ] (a) The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
[X] (b) The filing of a registration statement under the Securities Act of 1933.
[ ]  (c)  A tender offer.
[ ]  (d)  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies.

Calculation of Filing Fee:

Transaction Valuation*                                  Amount of Filing Fee**

     $3,314,557                                                 $662.91

* For purposes of calculating the fee only. The filing fee was calculated pursuant to Rule 0-11 of the Securities Exchange Act of 1934, is based on the amount to be paid to the Partnership to purchase all of its oil and gas assets, is set forth in the proposal contained in the Joint Proxy Statement/Prospectus of Swift Energy Company to be submitted to investors in the Partnership for their approval.
** 1/50th of one percent of the estimated aggregate value of the partnership assets.

|X| Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  Amount Previously Paid:           $13,505.47
                  Form or Registration No.:         333-50637
                  Filing Party:                     Swift Energy Company
                  Date Filed:                       April 21, 1998





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                              Cross-Reference Sheet



                                        Location of item(s) in
       Item in                 Joint Proxy Statement/ Prospectus
    Schedule 13E-3                    or in the Supplement
------------------   ----------------------------------------------------------

       1(a)        "Summary" (Joint Proxy Statement/Prospectus)
       1(b)         "Business of the Partnership" (Supplement)
       1(c)         "Business   of   the    Partnership--No    Trading   Market"
                    (Supplement)
       1(d)         "Partnership Financial Performance and Condition"
                    (Supplement)
       1(e)         *
       1(f)         **
       2(a)-(g)     **
       3(a)-(b)     "The  Proposal--Transactions  Between the  Managing  General
                    Partner" and "Partnership Performance and Condition"
                    (Supplement)
       4(a)         "The Proposal"  (Supplement),  "Summary,"  "Special  Factors
                    Regarding  the Proposals to Sell the  Partnerships'  Oil and
                    Gas Assets," "Risk Factors" and "The Proposal"  (Joint Proxy
                    Statement/Prospectus)
       4(b)         *
       5(a)-(g)     "The Proposal,"  "Special Factors Regarding the Proposals to
                    Sell the  Partnerships'  Oil and Gas  Assets"  and  "Federal
                    Income    Tax    Consequences    of    Adoption    of    the
                    Proposals--Liquidation  of  the  Partnership"  (Joint  Proxy
                    Statement/Prospectus)
       6(a)         "The Proposal"  (Supplement) and "Special Factors  Regarding
                    the  Proposals  to  Sell  the   Partnerships'  Oil  and  Gas
                    Assets--Source  of Funds to  Purchase  Partnership  Property
                    Interests" (Joint Proxy Statement/Prospectus)
       6(b)         "Special  Factors   Regarding  the  Proposals  to  Sell  the
                    Partnerships'  Oil and Gas  Assets--Expenses"  (Joint  Proxy
                    Statement/Prospectus)
       6(c)         "Special  Factors   Regarding  the  Proposals  to  Sell  the
                    Partnerships'  Oil  and  Gas   Assets--Source  of  Funds  to
                    Purchase   Partnership   Property  Interests"  (Joint  Proxy
                    Statement/Prospectus)
       6(d)         *
       7(a)         "The Proposals" (Joint Proxy  Statement/Prospectus) and "The
                    Proposal--Reasons for the Proposal" (Supplement)
       7(b)         "Special  Factors   Regarding  the  Proposals  to  Sell  the
                    Partnerships'   Oil   and   Gas   Assets--Consideration   of
                    Alternative Transactions" (Joint Proxy Statement/Prospectus)
       7(c)        "The Proposal--Reasons for the Proposal" (Supplement)




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       7(d)         "Risk  Factors,"  "Tax Risks,"  "Comparison  of Ownership of
                    Units and  Shares,"  "Federal  Income  Tax  Consequences  of
                    Adoption  of  the   Proposals,"  and  "Unaudited  Pro  Forma
                    Consolidated     Financial    Statements"    (Joint    Proxy
                    Statement/Prospectus) and "The Proposal," "--Reasons for the
                    Proposal,"  "--Estimates  of  Liquidating  Net  Distribution
                    Amount,"   and"--Comparison   of  Sale   Versus   Continuing
                    Operations (Supplement)
       8(a)-(b)     "Summary--Fairness  of Proposed  Sale" and "Special  Factors
                    Regarding  the Proposals to Sell the  Partnerships'  Oil and
                    Gas  Assets--Fairness  of the  Proposed  Sale"  (Joint Proxy
                    Statement);  "The Proposal" and  "--Fairness of the Proposed
                    Sale (Supplement)
       8(c)         "The Proposal--Vote Required" (Supplement)
       8(d)         "Special  Factors   Regarding  the  Proposals  to  Sell  the
                    Partnerships' Oil and Gas  Assets--Fairness  of the Proposed
                    Sale" (Joint Proxy Statement/Prospectus)
                    "Special  Factors   Regarding  the  Proposals  to  Sell  the
       8(e)         Partnerships' Oil and Gas  Assets--Fairness  of the Proposed
                    Sale" (Joint Proxy Statement/Prospectus)
       8(f)         *
       9(a)-(b)     "Special  Factors   Regarding  the  Proposals  to  Sell  the
                    Partnerships'    Oil   and   Gas   Assets"    (Joint   Proxy
                    Statement/Prospectus); "The Proposal--Collective Analysis of
                    Purchase  Price;  Premium over Fair Market  Value," the fair market value  opinions of H.J.  Gruy and  Associates,  Inc.,
                    J.R.  Butler & Company and CIBC  Oppenheimer  Corp.  and the
                    reserve report  prepared by H.J. Gruy and  Associates,  Inc.
                    (attachment to Supplement)
       9(c)         **
       10(a)        "The     Proposals--Vote      Required"     (Joint     Proxy
                    Statement/Prospectus)
       10(b)        *
       11           *
       12(a)        "The Proposals--Vote  Required" and "--Recommendation of the
                    Managing General Partner" (Joint Proxy Statement/Prospectus)
       12(b)        "The   Proposals--Recommendation  of  the  Managing  General
                    Partner" (Joint Proxy Statement/Prospectus)
       13(a)        "The Proposals--No Appraisal or Dissenters' Rights Provided"
                    (Joint Proxy Statement/Prospectus)
       13(b)-(c)    *
       14(a)        **





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       14(b)        *
       15(a)        "The Proposals--Solicitation" Joint Proxy Statement
                    /Prospectus)
       15(b)        **
       16           *
       17(a)        *
       17(b)        Fair market value opinions of H.J. Gruy & Associates,  Inc.,
                    J.R.  Butler & Company and CIBC  Oppenheimer  Corp.  and the
                    reserve   reports  of  H.J.   Gruy  and   Associates,   Inc.
                    (Supplement)
       17(c)        *
       17(d)        *
       17(e)        *
       17(f)        *

*        The Item is not applicable or the answer thereto is in the negative.

** The Item is not required by Schedule 14A of the Exchange Act and, therefore, is not included in the Joint Proxy Statement/Prospectus.

     This Rule 13E-3 Transaction Statement (the "Schedule 13E-3") is being filed by Swift Energy Company, a Texas corporation ("Swift" or the "Managing General Partner"), pursuant to Section 13(e) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 13e-3 thereunder in connection with the solicitation by the Managing General Partner of proxies from the limited partners of Swift Energy Managed Pension Assets Partnership 1988-A, Ltd. (the "Partnership"). The purpose of the proxy solicitation is to obtain the approval of the limited partners of the Partnership to sell substantially all of its assets to the Managing General Partner and liquidate the Partnership. The Managing General Partner of the Partnership filed Amendment No. 1 to Registration Statement on Form S-4 on May 14, 1998 with the Securities and Exchange Commission ("SEC"), which includes a preliminary Joint Proxy Statement/Prospectus (the "Joint Proxy Statement/Prospectus") deemed to be filed pursuant to Regulation 14A and a Partnership Supplement for the Partnership (the "Supplement"). The preceding cross-reference sheet, prepared pursuant to General Instruction F to Schedule 13E-3, shows the location in the Joint Proxy Statement/Prospectus and/or Supplement of the information required to be included in response to the items of Schedule 13E-3. The information contained in the Joint Proxy Statement/Prospectus and/or Supplement, including all exhibits thereto, is expressly and hereby incorporated herein by reference and the responses to each item are qualified in their entirety by reference to such information. The Partnership anticipates filing a definitive Joint Proxy Statement/Prospectus with the SEC contemporaneously with the filing of this
Schedule 13E-3 in final form.

     The filing of this  Schedule  13E-3 shall not be deemed an  admission  that
Section 13(e) of the Exchange Act or Rule 13e-3 thereunder are applicable to the solicitation that is the subject of the Joint Proxy Statement/Prospectus and/or Supplement. Each of the Partnership and the Managing General Partner expressly disclaim that the sale of substantially all of the assets and the subsequent liquidation of the Partnership under the terms and conditions set forth in the Joint Proxy Statement/Prospectus and/or Supplement constitutes a "sale of substantially all of the assets of an issuer to its affiliate or group of affiliates" within the meaning of Rule 13e-3.

ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

         (a)  Swift Energy Income Partners 1989-B, Ltd.
              16825 Northchase Dr., Suite 400
              Houston, Texas 77060
         (b) The information set forth under the caption "Business of the Partnership--No Trading Market" in the Supplement is incorporated herein by reference.
         (c) The information set forth under the caption "Business of the Partnership--No Trading Market" in the Supplement is incorporated herein by reference.
         (d) The information set forth under the caption "Partnership Financial Performance and Condition" in the Supplement is incorporated herein by reference.
         (e)  Not applicable.
         (f) During the Partnership's fiscal years 1996 and 1997, the Managing General Partner has purchased the following limited partnership units ("Units") pursuant to the right of presentment since the inception of the of the Partnership's Limited Partnership Agreement. No executive officer or director of the Managing General Partner and no person controlling the Managing General Partner has purchased any Units during the periods indicated.

       Quarter Ending                  # of Units               Total Purchase Price          Average Price of Unit
       --------------                  ----------               --------------------          ---------------------
September 30, 1996                       1,250                   $54,233.63                        $43.39
September 30, 1997                       1,150                   $51,352.88                        $44.66


ITEM 2.             IDENTITY AND BACKGROUND.

    (a)-(g) This statement is being filed by Swift Energy Company, a Texas corporation, the Managing General Partner of the Partnership. Swift is also the proposed purchaser of substantially all the assets of the Partnership. Swift is engaged in the exploration, development, acquisition and production of oil and gas properties. Swift's principal executives offices are located at 16825 Northchase Drive, Suite 400, Houston, Texas 77060. None of the executive officers or directors of the Managing General Partner have, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or a party to a civil proceeding which resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

ITEM 3.             PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

    (a)-(b) The information set forth in the Supplement under the captions "The Proposal--Transactions Between the Managing General Partner and the Partnership" and "Partnership Financial Performance and Condition" is incorporated herein by reference.

ITEM 4.             TERMS OF THE TRANSACTION.

    (a) The information set forth in the Supplement under the caption "The Proposal" is incorporated herein by reference. The information set forth in the Joint Proxy Statement/Prospectus under the captions "Summary," "Special Factors Regarding the Proposals to Sell the Partnerships' Oil and Gas Assets," "Risk Factors" and "The Proposal" is incorporated herein by reference.

    (b)             Not applicable.

ITEM 5.             PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

    (a)-(g) The information set forth in the Joint Proxy Statement/Prospectus under the captions "The Proposal," "Special Factors Regarding the Proposals to Sell the Partnerships' Oil and Gas Assets" and "Federal Income Tax Consequences of Adoption of the Proposals--Liquidation of the Partnership" is incorporated herein by reference. If limited partners approve the proposal contained in the Joint Proxy Statement/Proposal and the Supplement and the Partnership is liquidated, the Partnership will become eligible for suspension of reporting requirements and termination of registration.

ITEM 6.             SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

    (a) The information set forth in the Supplement under the caption "The Proposal" is incorporated herein by reference. The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors Regarding the Proposals to Sell the Partnerships' Oil and Gas Assets--Source of Funds to Purchase Partnership Property Interests" is incorporated herein by reference.

    (b) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors Regarding the Proposals to Sell the Partnerships' Oil and Gas Assets--Expenses" is incorporated herein by reference.

    (c) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors Regarding the Proposals to Sell the Partnerships' Oil and Gas Assets--Source of Funds to Purchase Partnership Property Interests" is incorporated herein by reference.

    (d)             Not applicable.

ITEM 7.             PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

    (a) The information set forth in the Joint Proxy Statement/Prospectus under the caption "The Proposals" and particularly in the Supplement under the caption "The Proposal--Reasons for the Proposal" is incorporated herein by reference.

    (b) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors Regarding the Proposals to Sell the Partnerships' Oil and Gas Assets--Consideration of Alternative Transactions" is incorporated herein by reference.

    (c)             The  information  set  forth  in the  Supplement  under  the
                    caption  "The   Proposal--Reasons   for  the   Proposal"  is
                    incorporated herein by reference.

    (d) The information set forth in the Joint Proxy Statement/Prospectus under the captions "Risk Factors," "Tax Risks," "Comparison of Ownership of Units and Shares," "Federal Income Tax Consequences of Adoption of the Proposals," and "Unaudited Pro Forma Consolidated Financial Statements" and in the Supplement under the captions "The Proposal," particularly subcaptions "--Reasons for the Proposal," "--Estimates of Liquidating Net Distribution Amount," and "--Comparison of Sale Versus Continuing Operations" is incorporated herein by reference.

ITEM 8.             FAIRNESS OF THE TRANSACTION.

                    The    information    set   forth   in   the   Joint   Proxy
    (a) Statement/Prospectus under the captions "Summary--Fairness of Proposed Sale" and "Special Factors Regarding the
                    Proposals to Sell the Partnerships' Oil and Gas Assets--Fairness of Proposed Sale," and in the Supplement under the caption "The Proposal--Fairness of Proposed Sale" is incorporated herein by reference. No director of the Managing General Partner dissented to or abstained from voting on any approval of the action of the Managing General Partner in connection with the matters covered in this
                    Schedule 13e-3.

    (b)             The  information  set  forth  in the  Supplement  under  the
                    caption  "The  Proposal"  is  incorporated   herein  in  its
                    entirety by reference.

    (c) The information set forth in the Supplement under the caption "The Proposal--Vote Required" is incorporated herein by reference.

    (d) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors Regarding the Proposals to Sell the Partnerships' Oil and Gas Assets--Fairness of the Proposed Sale" is incorporated herein by reference.

    (e) The actions taken by the Managing General Partner, acting in that capacity, in connection with the transactions covered by this Schedule 13E-3 have been approved by the Managing General Partner's board of directors. A majority of the nonemployee directors of the Managing General Partner voted in favor of such actions. The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors Regarding the Proposals to Sell the Partnerships' Oil and Gas Assets--Fairness of the Proposed Sale" is incorporated herein by reference.

    (f)             Not applicable.

ITEM 9.             REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

    (a)-(b) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors Regarding the Proposals to Sell the Partnerships' Oil and Gas Assets," in the Supplement under "The Proposal--Collective Analysis of Purchase Price; Premium over Fair Market Value," the fair market value opinions of H.J. Gruy and Associates, Inc., J. R. Butler & Company and CIBC Oppenheimer Corp., and the reserve report prepared by H.J. Gruy and Associates, Inc. attached to the Supplement is incorporated herein by reference.

    (c)             A copy of each of the fair  market  value  opinions  of H.J.
                    Gruy and Associates, Inc., J. R. Butler & Company and CIBC Oppenheimer Corp. and the reserve report prepared by H.J. Gruy and Associates Inc. with respect to the Partnership's properties will be delivered to each limited partner with the Supplement.

ITEM 10.            INTEREST IN SECURITIES OF THE ISSUER.

    (a)             The    information    set   forth   in   the   Joint   Proxy
                    Statement/Prospectus under the caption "The Proposals--Vote Required" is incorporated herein by reference.

    (b)             Not applicable.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

                    Not applicable.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

    (a) The information set forth in the Joint Proxy Statement/Prospectus under the captions "The Proposals--Vote Required" and "--Recommendation of the Managing General Partner" is incorporated herein by reference.

    (b) The information set forth in the Joint Proxy Statement/Prospectus contained under the caption "The Proposals--Recommendation of the Managing General Partner" is incorporated herein by reference.

ITEM 13.            OTHER PROVISIONS OF THE TRANSACTION.

    (a)             The    information    set   forth   in   the   Joint   Proxy
                    Statement/Prospectus under the caption "The Proposals--No Appraisal or Dissenters' Rights Provided" is incorporated herein by reference.

    (b)-(c)         Not applicable.

ITEM 14.            FINANCIAL INFORMATION.

    (a) The financial information required by this item is incorporated herein by reference to the following documents which have been filed by the Partnership under the Exchange
                    Act: the Partnership's Annual Report on Form 10-K for the year ended December 31, 1997 and the Partnership's quarterly report on Form 10-Q for the quarter ended March 31, 1998, both of which will be delivered to the limited partners with the Supplement.

    (b)             Not applicable.

ITEM 15.            PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

    (a) Certain directors, officers and employees of the Managing General Partner, not especially employed for this purpose, may solicit proxies relating to the proposed dissolution and liquidation of the Partnership, without additional remuneration therefor, by mail, telephone, telegraph or personal interview. The estimated costs to be incurred by the Partnership in connection with the proposed dissolution and liquidation are described in the response to Item 6(b) above. The information set forth in the Joint Proxy Statement/Prospectus under the caption "The Proposals--Solicitation" is incorporated herein by reference.

    (b) No person other than those described in the response to Item 15(a) has been or will be retained or compensated to make solicitations or recommendations in connection with the proposed dissolution and liquidation.

ITEM 16.            ADDITIONAL INFORMATION.

                    Not applicable.

ITEM 17.            MATERIAL TO BE FILED AS EXHIBITS.

    (a)             Not applicable.

    (b) The fair market value opinions of H.J. Gruy and Associates, Inc., J. R. Butler & Company and CIBC Oppenheimer Corp. and the reserve reports of H.J. Gruy and Associates, Inc. are incorporated herein by reference to the Supplement filed by the Partnership on May 14, 1998, as may be amended from time to time.

    (c)             Not applicable.

    (d)             Not applicable.

    (e)             Not applicable.

    (f)             Not applicable.

                                    SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Dated:   May 29, 1998                       SWIFT ENERGY INCOME PARTNERS
                                            1989-B, LTD.

                                            SWIFT  ENERGY  COMPANY  as  Managing
                                            General   Partner  of  Swift  Energy
                                            Income Partners 1989-B, Ltd.



                                            /s/ Bruce H. Vincent
                                            -----------------------------------
                                            Senior Vice President



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